SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

This Form 8-K/A is being filed for the purpose of correcting one line item in the statement of operations included in the audited financial statements of ZN Vision Technologies AG for the years ended December 31, 2002 and 2003.

The Exhibit Index hereto is incorporated into this Item 5 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: June 18, 2004	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.2*	Securities Purchase Agreement dated as of March 28, 2003 (the “Securities Purchase Agreement”) by and among Viisage Technology, Inc., ZN Vision Technologies AG and each of the Sellers named therein.

2.3*	Amendment No. 1 to the Securities Purchase Agreement.

2.4*	Amendment No. 2 to the Securities Purchase Agreement.

2.5**	Amendment No. 3 to Securities Purchase Agreement.

99.1†	Audited Financial Statements of ZN Vision Technologies AG for the years ended December 31, 2002 and 2003.

99.2#	Unaudited Pro Forma Condensed Consolidated Financial Statements of Viisage Technology, Inc.

*	Included as an annex to the Registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 30, 2003 and incorporated herein by reference.
**	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on January 30, 2004.
†	Filed herewith.
#	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on May 21, 2004.

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